UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Small-Cap Value Portfolio (Initial Class)

Annual Report

December 31, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which includes details as to offering price and other information.

Management Discussion

Small cap value stocks, as represented by the Russell 2000 Value Index, declined in 2011 as concerns over the European sovereign debt crisis, as well as its impact on the pace of the U.S. economic recovery, weighed on the equity markets. The Index’s small gain through mid-year was quickly erased in the third quarter as investors grew increasingly alarmed at economic developments at home and abroad. The failure of European leaders to offer a comprehensive solution, as well as partisan in-fighting by the U.S. Congress over raising the debt ceiling - and the country’s subsequent downgrade - led to a spike in volatility and extreme risk aversion on the part of investors. In the fourth quarter, as meaningful and concrete plans were unveiled in Europe, and the U.S. economic figures maintained their slow-but-steady rate of improvement, investors returned to the markets in force, though not enough to raise small cap value stocks into positive territory for the year.

Despite investor fears leading to the third quarter sell-off, the picture for the U.S. economy had been generally upbeat in 2011. Unemployment had been creeping lower, consumer spending was up, inflation remained low, and GDP was growing. The blight on this otherwise rosy picture was the continued decline in home prices. Despite this handicap, most economists expect the U.S. economy to register positive, albeit low, growth as we move forward in 2012.

Against the backdrop of increased volatility and dramatic market swings, the Maxim Small-Cap Value Portfolio (Initial Class shares) returned -6.02% while its benchmark, the Russell 2000 Value Index, returned -5.50%. As fund managers we seek companies that are 1) attractively-valued, 2) exhibiting strong and improving fundamentals, 3) supported by attractive price trends, and 4) run by shareholder-friendly management. We employ a quantitative stock selection Model designed to capture these four investment concepts which we call Relative Value, Earnings Momentum, Price Trend, and Management Action, respectively. In 2011 the contribution from Relative Value got stronger as the year progressed, and was capped off by a solid fourth quarter driven by investors seeking out fundamentally strong companies selling at bargain prices. Earnings Momentum was strong in the first half, though tapered off in the latter part of the year as investors began to reassess the ability of companies to maintain the same high pace of earnings growth from recent quarters. Price Trend, like Earnings Momentum, enjoyed a strong start to the year, but was flat for the second half, which we consider a reasonable outcome given the gyrations of the market. Enhancements introduced earlier in 2011 helped this concept better weather the year’s dramatic price swings. Finally, the increasing level of stock buybacks has proven fertile ground for the Management Action concept as investors earnestly rewarded this type of behavior for much of 2011.

This year proved the benefits of a diversified, balanced Model, as the momentum concepts (Earnings Momentum and Price Trend) led in the first half of the year, while the value/management concepts contributed the most in the second half. We are encouraged by the investing climate we see in the marketplace. We witnessed decreased factor correlation in 2011 which may benefit a diversified approach such as ours. Additionally, our strategies tend to do well in trend-like environments, and the U.S. economy’s anticipated path of slow growth may help foster the right conditions for continued success.

The views and opinions in this report were current as of December 31, 2011 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time. Portfolio returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	Russell 2000 Value Index
	10,000.00	10,000.00
2008*	7,116.00	7,201.00
2009	8,601.11	8,682.97
2010	11,333.02	10,810.29
2011	10,650.77	10,215.73

*For the period from May 15, 2008 through December 31, 2008.

Average Annual Total Returns for the Periods Ended December 31, 2011

	One Year	Since Inception (5/15/08)
Initial Class	-6.02%	1.74%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2011

Sector	% of Portfolio Investments
Basic Materials	3.90%
Communications	4.22%
Consumer, Cyclical	12.07%
Consumer, Non-cyclical	11.49%
Diversified	0.32%
Energy	5.46%
Financial	34.21%
Industrial	10.43%
Short Term Investments	4.88%
Technology	6.96%
U.S. Treasury Obligations	0.48%
Utilities	5.58%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/11)	(12/31/11)	(07/01/11 –12/31/11)

Actual	$1,000.00	$896.00	$6.73

Hypothetical (5% return before expenses)	$1,000.00	$1,018.11	$7.16

*Expenses are equal to the Portfolio’s annualized expense ratio of 1.40% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 63 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GW Capital Management, LLC

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President & Chief Executive Officer 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer & Treasurer

2008 (as Treasurer and Investment Operations Compliance Officer)

2010 (as Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer)

2011 (as Chief Financial Officer & Treasurer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer & Treasurer, GW Capital Management, LLC

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 – 2010 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, GW Capital Management, LLC

Ryan L. Logsdon (1974) Assistant Vice President, Counsel & Secretary 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, GW Capital Management, LLC

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares			Value

COMMON STOCK
Basic Materials — 4.02%
13,800	Buckeye Technologies Inc	$	461,471
5,300	Chemtura Corp (a)		60,102
5,100	China Green Agriculture Inc (a)		15,300
22,000	Coeur d’Alene Mines Corp (a)		531,080
7,700	Domtar Corp		615,692
2,500	Georgia Gulf Corp (a)		48,725
19,000	OM Group Inc (a)		425,410
17,800	PH Glatfelter Co		251,336

			2,409,116

Communications — 4.35%
5,400	Cambium Learning Group Inc (a)		16,308
27,600	Comtech Telecommunications Corp		789,912
21,700	Global Sources Ltd (a)		105,245
11,800	IAC/InterActiveCorp		502,680
31,100	IDT Corp Class B		291,718
44,000	InfoSpace Inc (a)		483,560
18,300	Neutral Tandem Inc (a)		195,627
2,800	Nexstar Broadcasting Group Inc Class A (a)		21,952
700	Saga Communications Inc Class A (a)		26,166
2,800	Sinclair Broadcast Group Inc Class A		31,724
7,900	SureWest Communications		95,037
1,900	Telephone & Data Systems Inc		49,191

			2,609,120

Consumer, Cyclical — 12.46%
15,200	Alaska Air Group Inc (a)		1,141,368
17,700	Ameristar Casinos Inc		306,033
2,900	Ann Inc (a)		71,862
18,500	Bebe Stores Inc		154,105
560	Biglari Holdings Inc (a)		206,214
22,300	Boyd Gaming Corp (a)		166,358
1,900	Brightpoint Inc (a)		20,444
12,700	Brinker International Inc		339,852
7,200	Brunswick Corp		130,032
5,900	Build-A-Bear Workshop Inc (a)		49,914
9,200	Cato Corp Class A		222,640
55,000	Conn’s Inc (a)		610,500
7,700	Dillard’s Inc Class A (b)		345,576
900	Finish Line Inc Class A		17,357
14,800	Herman Miller Inc		273,060
80,300	HOT Topic Inc		530,783
12,100	Multimedia Games Holding Co Inc (a)		96,074
600	Oxford Industries Inc		27,072
7,200	Penn National Gaming Inc (a)		274,104
18,500	Pier 1 Imports Inc (a)		257,705
11,400	Pinnacle Entertainment Inc (a)		115,824
4,800	RadioShack Corp		46,608
2,600	Red Lion Hotels Corp (a)		18,018
10,400	Red Robin Gourmet Burgers Inc (a)		288,080
3,000	Saks Inc (a)(b)		29,250
2,900	Select Comfort Corp (a)		62,901

Shares				Value

Consumer, Cyclical — (continued)
	9,100	Susser Holdings Corp (a)	$	205,842
	1,700	TiVo Inc (a)		15,249
	40,000	Town Sports International Holdings Inc (a)		294,000
	4,000	True Religion Apparel Inc (a)		138,320
	18,800	US Airways Group Inc (a)		95,316
	9,900	VOXX International Corp (a)		83,655
	55,400	Wendy’s Co		296,944
	51,300	Wet Seal Inc Class A (a)		167,238
	1,300	Williams-Sonoma Inc		50,050
	11,300	Zumiez Inc (a)		313,688

				7,462,036

Consumer, Non-cyclical — 11.86%
	19,900	Advance America Cash Advance Centers Inc		178,105
	12,100	Amsurg Corp (a)		315,084
	2,500	Ascent Capital Group Inc Class A (a)		126,800
	17,100	Barrett Business Services Inc		341,316
	6,300	Blyth Inc		357,840
	15,400	Bridgepoint Education Inc (a)(b)		354,200
	41,400	CardioNet Inc (a)		98,118
	12,600	CRA International Inc (a)		249,984
	10,500	Cubist Pharmaceuticals Inc (a)		416,010
	27,100	Cumberland Pharmaceuticals Inc (a)(b)		145,798
	56,500	Dole Food Co Inc (a)		488,725
	18,000	Global Cash Access Holdings Inc (a)		80,100
	6,100	ITT Educational Services Inc (a)(b)		347,029
	53,200	Maxygen Inc (a)		299,516
	18,800	Medicines Co (a)		350,432
	7,600	Medicis Pharmaceutical Corp Class A		252,700
	4,300	Nature’s Sunshine Products Inc (a)(b)		66,736
	34,500	Omega Protein Corp (a)		245,985
	12,000	PDI Inc (a)		77,400
	44,400	Progenics Pharmaceuticals Inc (a)		379,176
	6,200	QC Holdings Inc		24,924
	800	Questcor Pharmaceuticals Inc (a)		33,264
	6,300	Repligen Corp (a)		21,861
	99,000	RTI Biologics Inc (a)		439,560
	26,800	Select Medical Holdings Corp (a)		227,264
	22,100	Vanda Pharmaceuticals Inc (a)		105,196
	12,200	Vector Group Ltd (a)(b)		216,672
	4,600	Viropharma Inc (a)		125,994
	7,900	WellCare Health Plans Inc (a)		414,750
	34,400	Winn-Dixie Stores Inc (a)		322,672

				7,103,211

Diversified — 0.33%
	13,100	Primoris Services Corp		195,583

Energy — 5.64%
	800	Adams Resources & Energy Inc (a)		23,184

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares		Value

Energy — (continued)
1,700	Alon USA Energy Inc	$14,807
25,000	CVR Energy Inc (a)	468,250
46,400	Delek US Holdings Inc	529,424
52,900	Helix Energy Solutions Group Inc (a)	835,820
16,400	REX American Resources Corp (a)	362,604
8,400	TGC Industries Inc (a)	59,976
31,700	Vaalco Energy Inc (a)	191,468
34,900	W&T Offshore Inc	740,229
11,300	Western Refining Inc (a)	150,177

3,375,939

Financial — 35.31%
4,800	1st Source Corp	121,584
2,200	Access National Corp (a)(b)	19,360
1,440	Alexander’s Inc REIT	532,843
16,800	American Capital Ltd (a)	113,064
62,100	American Equity Investment Life Holding Co	645,840
34,800	Amtrust Financial Services Inc	826,500
12,800	Arlington Asset Investment Corp Class A (b)	273,024
2,700	Asta Funding Inc	21,546
2,100	Bancfirst Corp	78,834
43,500	Banco Latinoamericano de Comercio Exterior SA	698,175
15,800	Bancorp Inc (a)	114,234
3,300	BRT Realty Trust REIT (a)	20,922
2,300	Cape Bancorp Inc (a)	18,055
2,200	Cathay General Bancorp	32,846
9,200	CBL & Associates Properties Inc REIT	144,440
18,900	Center Bancorp Inc (b)	184,653
21,600	Central Pacific Financial Corp (a)	279,072
700	Century Bancorp Inc Class A	19,768
14,200	Citizens & Northern Corp	262,274
20,000	Citizens Republic Bancorp Inc (a)	228,000
49,700	Colonial Properties Trust REIT	1,036,742
17,600	Community Bank System Inc	489,280
700	Community Trust Bancorp Inc	20,594
39,200	Crawford & Co Class B	241,472
29,000	CreXus Investment Corp REIT	301,020
86,200	CubeSmart REIT	917,168
14,600	Dime Community Bancshares Inc	183,960
6,400	East West Bancorp Inc	126,400
1,300	Enterprise Bancorp Inc	18,590
29,600	Enterprise Financial Services Corp	438,080
42,500	Extra Space Storage Inc REIT	1,029,775
30,200	First American Financial Corp	382,634
7,100	First California Financial Group Inc (a)	23,146
6,700	First Defiance Financial Corp	97,753
5,800	First Financial Bancorp	96,512
12,500	First Financial Bankshares Inc (b)	417,875
2,000	First Financial Corp	66,560
4,100	First Financial Northwest Inc (a)(b)	24,149
79,100	First Industrial Realty Trust Inc REIT (a)	809,193

Shares		Value

Financial — (continued)
11,600	Fulton Financial Corp	$113,796
9,200	Gain Capital Holdings Inc	61,640
4,100	Gladstone Capital Corp	31,283
31,400	Gladstone Investment Corp	228,278
2,600	Great Southern Bancorp Inc (b)	61,334
38,500	Kite Realty Group Trust REIT	173,635
40,300	KKR Financial Holdings LLC (b)	351,819
5,355	Lakeland Bancorp Inc	46,160
21,300	Lakeland Financial Corp	551,031
85,000	Maiden Holdings Ltd	744,600
7,800	MainSource Financial Group Inc	68,874
2,200	Marlin Business Services Corp	27,940
29,900	MCG Capital Corp	119,301
7,800	Meadowbrook Insurance Group Inc	83,304
2,300	Medallion Financial Corp	26,174
40,100	Mission West Properties Inc REIT	361,702
5,800	Monmouth Real Estate Investment Corp REIT Class A	53,070
700	National Bankshares Inc (b)	19,544
54,000	National Financial Partners Corp (a)	730,080
18,600	National Penn Bancshares Inc	156,984
3,300	NGP Capital Resources Co	23,727
1,400	Northrim BanCorp Inc	24,514
11,700	OceanFirst Financial Corp	152,919
37,200	Old National Bancorp	433,380
800	Parkvale Financial Corp (a)	19,664
19,000	Phoenix Cos Inc (a)	31,920
25,100	Post Properties Inc REIT	1,097,372
11,000	Provident Financial Services Inc	147,290
39,600	Retail Opportunity Investments Corp REIT	468,864
1,500	RLI Corp	109,290
8,700	Rockville Financial Inc	90,132
5,000	Southside Bancshares Inc	108,300
3,800	Sovran Self Storage Inc REIT	162,146
75,100	Strategic Hotels & Resorts Inc REIT (a)	403,287
17,500	Sun Communities Inc REIT	639,275
14,800	TICC Capital Corp	128,020
16,500	Trustco Bank Corp	92,565
20,400	UMB Financial Corp	759,900
3,400	Virginia Commerce Bancorp Inc (a)	26,282
6,000	Washington Trust Bancorp Inc	143,160
2,100	WesBanco Inc	40,887
30,200	West Bancorporation Inc	289,316
7,000	Western Alliance Bancorp (a)	43,610
26,700	Winthrop Realty Trust REIT	271,539
2,200	WSFS Financial Corp	79,112

		21,152,957

Industrial — 10.76%
7,800	Albany International Corp Class A	180,336
4,100	Altra Holdings Inc (a)	77,203
2,900	Amerco Inc	256,360
37,200	Arkansas Best Corp	716,844
19,700	Belden Inc	655,616
23,200	Ceradyne Inc (a)	621,296

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares		Value

Industrial — (continued)
1,200	Con-way Inc	$34,992
14,200	Electro Scientific Industries Inc (a)	205,616
800	FEI Co (a)	32,624
4,900	Franklin Electric Co Inc	213,444
66,100	GenCorp Inc (a)(b)	351,652
11,400	Hurco Cos Inc (a)	239,400
14,200	Kadant Inc (a)	321,062
7,000	LB Foster Co Class A	198,030
32,700	LoJack Corp (a)	100,389
32,700	Movado Group Inc	594,159
3,300	Mueller Industries Inc	126,786
23,900	Newport Corp (a)	325,279
4,200	Old Dominion Freight Line Inc (a)	170,226
1,300	Park-Ohio Holdings Corp (a)	23,192
4,700	RailAmerica Inc (a)	69,983
11,700	RTI International Metals Inc (a)	271,557
16,000	Sterling Construction Co Inc (a)	172,320
6,700	Tech Data Corp (a)	331,047
26,100	TRC Cos Inc (a)	156,861

		6,446,274

Technology — 7.19%
34,700	Agilysys Inc (a)	275,865
23,000	Brocade Communications Systems Inc (a)	119,370
14,200	CACI International Inc Class A (a)(b)	794,064
36,400	Cadence Design Systems Inc (a)	378,560
4,100	DSP Group Inc (a)	21,361
7,100	DynaVox Inc Class A (a)	25,844
46,900	Electronics for Imaging Inc (a)	668,325
20,500	Fair Isaac Corp	734,720
55,800	Formfactor Inc (a)	282,348
70,300	Imation Corp (a)	402,819
1,400	Insight Enterprises Inc (a)	21,406
2,900	Pervasive Software Inc (a)	16,878
28,300	Photronics Inc (a)	172,064
13,000	Radisys Corp (a)	65,780
19,500	Tessera Technologies Inc (a)	326,625

		4,306,029

Utilities — 5.76%
7,500	Chesapeake Utilities Corp	325,125
3,200	Cleco Corp	121,920
4,700	Consolidated Water Co Ltd (b)	40,326
28,400	El Paso Electric Co	983,776
3,400	Genie Energy Ltd Class B	26,962
2,000	Laclede Group Inc	80,940
3,100	PNM Resources Inc	56,513
4,300	Portland General Electric Co	108,747
23,700	Southwest Gas Corp	1,007,013
18,900	Unisource Energy Corp	697,788

		3,449,110

TOTAL COMMON STOCK — 97.68%
	(Cost $55,481,306)	$58,509,375

Principal Amount		Value

SHORT TERM INVESTMENTS
300,000	U.S. Treasury Bills(c)(d)
	0.03%, 03/15/2012	299,985

TOTAL SHORT TERM INVESTMENTS — 0.50%
(Cost $299,985)		$299,985

SECURITIES LENDING COLLATERAL
999,947	Undivided interest of 5.41% in a repurchase agreement (principal amount/value $18,500,000 with a maturity value of $18,500,103) with HSBC Securities (USA) Inc, 0.05%, dated 12/30/11, to be repurchased at $999,947 on 1/3/12, collateralized by U.S. Treasury, 0.25% - 4.25%, 10/31/13 - 11/15/40, with a value of $18,870,075.	999,947

999,947	Undivided interest of 4.69% in a repurchase agreement (principal amount/value $21,300,000 with a maturity value of $21,300,118) with JP Morgan Securities, 0.05%, dated 12/30/11, to be repurchased at $999,947 on 1/3/12, collateralized by Federal Home Loan Mortgage Corp, 2.13% - 5.94%, 6/1/24 - 3/1/41, with a value of $21,726,050.	999,947

999,947	Undivided interest of 4.07% in a repurchase agreement (principal amount/value $24,550,891 with a maturity value of $24,551,027) with Merrill Lynch, Pierce, Fenner & Smith, 0.05%, dated 12/30/11, to be repurchased at $999,947 on 1/3/12, collateralized by various U.S. Government Agency securities, 0.00% - 6.75%, 1/3/12 - 3/1/47, with a value of $25,041,921.	999,947

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount		Value

Securities Lending Collateral — (continued)
18,829	Undivided interest of 0.15% in a repurchase agreement (principal amount/value $12,478,256 with a maturity value of $12,478,367) with RBS Securities Inc, 0.08%, dated 12/30/11, to be repurchased at $18,829 on 1/3/12, collateralized by Federal Home Loan Mortgage Corp, 2.50% - 8.00%, 4/1/12 - 10/1/47, with a value of $12,727,957.	18,829

TOTAL SECURITIES LENDING COLLATERAL — 5.04% (Cost $3,018,670)		$3,018,670

TOTAL INVESTMENTS — 103.22% (Cost $58,799,961)		$61,828,030

OTHER ASSETS & LIABILITIES, NET — (3.22)%		$(1,927,544)

TOTAL NET ASSETS — 100.00%		$59,900,486

(a)	Non-income producing security
(b)	A portion or all of the security is on loan at December 31, 2011.
(c)	All or portion of the security position has been pledged as collateral to cover segregation requirements on open futures contracts.
(d)	All or portion of the security has been segregated to cover initial margin requirements on open future contracts.
REIT	Real Estate Investment Trust

At December 31, 2011, the Portfolio had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation

Russell 2000 Mini Long Futures	14	$1,034,320	March 2012	$15,495

Security classes presented herein are not necessarily the same as those used for determining the Portfolio’s compliance with its investment objectives and restrictions, as the Portfolio uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

Maxim Small-Cap Value Portfolio

ASSETS:
Investments in securities, market value (including $2,940,246 of securities on loan)(a)	$61,828,030
Cash	1,003,151
Dividends receivable	107,555
Subscriptions receivable	61,768

Total Assets	63,000,504

LIABILITIES:
Payable to investment adviser	71,526
Payable upon return of securities loaned	3,018,669
Redemptions payable	5,930
Variation margin on futures contracts	3,893

Total Liabilities	3,100,018

NET ASSETS	$59,900,486

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$621,016
Paid-in capital in excess of par	57,795,888
Net unrealized appreciation on investments and futures contracts	3,043,564
Accumulated net realized loss on investments and futures contracts	(1,559,982)

TOTAL NET ASSETS	$59,900,486

CAPITAL STOCK:
Authorized	110,000,000
Issued and Outstanding	6,210,155

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$9.65

(a) Cost of investments	$58,799,961

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the fiscal year ended December 31, 2011

Maxim Small-Cap Value Portfolio

INVESTMENT INCOME:
Interest	$522
Income from securities lending	16,885
Dividends	1,208,273

Total Income	1,225,680

EXPENSES:
Management fees	887,781

Total Expenses	887,781

NET INVESTMENT INCOME	337,899

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	9,343,745
Net realized loss on futures contracts	(140,033)
Change in net unrealized depreciation on investments	(12,663,711)
Change in net unrealized depreciation on futures contracts	(8,575)

Net Realized and Unrealized Loss on Investments and Futures Contracts	(3,468,574)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,130,675)

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2011 and 2010

	2011	2010
Maxim Small-Cap Value Portfolio

OPERATIONS:
Net investment income	$337,899	$444,764
Net realized gain on investments	9,343,745	30,411,348
Net realized gain (loss) on futures contracts	(140,033)	1,130,028
Change in net unrealized depreciation on investments	(12,663,711)	(5,799,398)
Change in unrealized depreciation on futures contracts	(8,575)	(30,322)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,130,675)	26,156,420

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(331,454)	(515,637)
From net realized gains	(3,929,843)	–

Total Distributions	(4,261,297)	(515,637)

CAPITAL SHARE TRANSACTIONS:
Shares sold	15,091,429	43,693,942
Shares issued in reinvestment of distributions	4,261,297	515,637
Shares redeemed	(23,877,223)	(139,064,539)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,524,497)	(94,854,960)

Total Decrease in Net Assets	(11,916,469)	(69,214,177)

NET ASSETS:
Beginning of year	71,816,955	141,031,132

End of year	$59,900,486	$71,816,955

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	1,443,882	4,859,963
Shares issued in reinvestment of distributions	443,872	50,315
Shares redeemed	(2,170,867)	(15,111,035)

Net Decrease	(283,113)	(10,200,757)

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	000000	000000	000000	000000		000000
	Year Ended December 31,
	2011	2010	2009	2008 (a)
Maxim Small-Cap Value Portfolio - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$11.06	$8.45	$7.06	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.07	0.07	0.05
Net realized and unrealized gain (loss)	(0.73)	2.61	1.39	(2.94)

Total Income (Loss) From Investment Operations	(0.67)	2.68	1.46	(2.89)

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.07)	(0.07)	(0.05)
From net realized gains	(0.68)	–	–	–

Total Distributions	(0.74)	(0.07)	(0.07)	(0.05)

NET ASSET VALUE, END OF YEAR	$9.65	$11.06	$8.45	$7.06

TOTAL RETURN(b)	(6.02%)	31.76%	20.87%	(28.84%)	(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$59,900	$71,817	$141,031	$145,850
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	(d)
Ratio of net investment income to average net assets	0.53%	0.50%	1.25%	1.24%	(d)
Portfolio turnover rate	127%	86%	95%	66%	(c)

(a)	The portfolio commenced operations on May 15, 2008.
(b)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Not annualized for periods less than one full year.
(d)	Annualized

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM SMALL-CAP VALUE PORTFOLIO

Notes to Financial Statements

As of December 31, 2011

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-three portfolios. Interests in the Maxim Small-Cap Value Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Board of Directors has approved a new share class for the Portfolio, Class L, which became effective with the SEC on July 19, 2011. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and U.S. and foreign news sources.

Short Term Investments:	Amortized cost.

Securities Lending Collateral:	Matures next day and therefore priced at par.

Derivative Investments:
Futures Contracts	Exchange traded close price.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. At no point during the year did the Portfolio hold securities valued with Level 3 inputs. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year.

	Level 1	Level 2	Level 3	Total
Assets
Equity Investments:
Domestic Common Stock	$56,305,337	$—	$—	$56,305,337
Foreign Common Stock	2,204,038	—	—	2,204,038
Short Term Investments	—	299,985	—	299,985
Securities Lending Collateral	—	3,018,670	—	3,018,670

Total	$58,509,375	$3,318,655	$0	$61,828,030

Liabilities
Derivative Investments:
Futures Contracts Variation Margin	3,893	—	—	3,893

Total	$3,893	$0	$0	$3,893

Total Investments(a)	$58,505,482	$3,318,655	$0	$61,824,137

(a)	Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Financial Futures Contracts

Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. When the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in the Fund, may invest in repurchase agreement transactions as a form of security lending collateral, that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio’s policy complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Portfolio intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed net investment income and capital gains. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolio did not incur any interest or penalties.

The Portfolio files U.S. Federal and State tax returns. The statute of limitations on the Portfolio’s U.S. Federal tax returns remain open for the fiscal years ended 2008 through 2011. The statute of limitations on the Portfolio’s State tax returns may remain open for an additional year depending on the jurisdiction.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU No. 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASU No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 does not have an impact on the Portfolio’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Portfolio is evaluating the impact, if any, of ASU No. 2011-04 on the financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (the Adviser), a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.40% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses. The Adviser has entered into a sub-advisory agreement with Invesco Advisers Inc. The Portfolio is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolio until May 13, 2011 when the service moved to an unaffiliated vendor.

The total compensation paid to the independent directors with respect to all sixty-three portfolios for which they serve as Directors was $238,800 for the year ended December 31, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $80,556,327 and $89,495,649, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2011, the U.S. Federal income tax cost basis was $59,603,089. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $6,613,741 and gross depreciation of securities in which there was an excess of tax cost over value of $4,388,800 resulting in net appreciation of $2,224,941.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio uses futures contracts in order for the Portfolio to hold cash but maintain index returns with the objective of minimizing tracking error versus the benchmark index. Index futures contracts which are most correlated to the benchmark index and exhibit sufficient liquidity are utilized. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the clearinghouse will fail to perform its obligations.

Valuation of derivative instruments as of December 31, 2011 is as follows:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Futures Contracts	Variation margin on futures contracts	$3,893

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 is as follows:

	Net Realized Gain/Loss		Net Unrealized Gain/Loss
Derivatives Not Accounted for as Hedging Instruments	Statement of Operations Location	Value	Statement of Operations Location	Value

Futures Contracts	Net realized loss on futures contracts	($140,033)	Change in net unrealized depreciation on futures contracts	($8,575)

The number of futures contracts held at December 31, 2011 is representative of futures contracts activity during the year ended December 31, 2011.

6.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Portfolio also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2011 the Portfolio had securities on loan valued at $2,940,246 and received collateral of $3,018,670 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements were jointly purchased with other Portfolios and in the event of a default by the counterparty, all Portfolios would share ratably in the collateral.

7.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$319,604	$515,637
Long-term capital gain	3,941,693	-

	$4,261,297	$515,637

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$	-
Undistributed capital gains		193,995

Net accumulated earnings		193,995

Net unrealized appreciation on investments and futures contracts		2,224,941
Capital loss carryforwards		-
Post-October losses		(935,354)

Tax composition of capital	$	1,483,582

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. For the year ended December 31, 2011 the Portfolio reclassified permanent book and tax differences of $6,445 from undistributed net investment income and $61,429 from accumulated net realized loss on investments and futures contracts to paid-in capital. These adjustments have no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. For the year ended December 31, 2011, the Portfolio utilized $4,762,055 and had no unused capital loss carryforwards for federal income tax purposes.

8. TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2011, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Small-Cap Value Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 15, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Small-Cap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 15, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2012

ITEM 2.  CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $418,850 for fiscal year 2010 and $610,000 for fiscal year 2011.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $84,800 for fiscal year 2010 and $79,500 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $238,700 for fiscal year 2010 and $263,400 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)  (1)   Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund’s auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2010 equaled $1,060,100 and for fiscal year 2011 equaled $2,329,700.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)        (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

     (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

     (3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:   February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:   February 28, 2012

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:   February 28, 2012